================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                   Wendt-Bristol Health Services Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of The Wendt-Bristol Health Services Corporation (the "Company"), a Delaware corporation, will be held on Friday, August 20, 1999, at 9:00 a.m., at 921 Jasonway Avenue, Columbus, Ohio for the following purposes:

         (1) To elect eight (8) directors as members of the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

         (2) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock of the Company at the close of business on July 12, 1999, will be entitled to notice of, and to vote at, the meeting.

         For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open for examination by any stockholder during ordinary business hours at the Company's offices at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Sandra W. Weber, Secretary

Columbus, Ohio
July 19, 1999


                                   ----------

         You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

PLEASE NOTE THAT A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K IS ENCLOSED HEREWITH.

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION

                                 PROXY STATEMENT

                                     for the

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held August 20, 1999

                                     GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Wendt-Bristol Health Services Corporation (the "Company"). The proxy solicited in connection with this proxy statement will be used at the Annual Meeting of Stockholders of the Company for 1999 to be held on Friday, August 20, 1999, at 9:00 a.m., at 921 Jasonway Avenue, Columbus, Ohio 43214, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting.

         Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked upon written notice to either of the persons named as a proxy or to the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement, along with the Annual Report on Form 10-K for the year ended December 31, 1998 is being mailed on or about July 19, 1999 to all stockholders of record on July 12, 1999.

         The cost of soliciting proxies, including the printing, handling and mailing of the proxy and related materials and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of stock, will be paid by the Company. If proxies are not returned to the Company, it may be necessary for certain officers, directors, employees and other representatives of the Company to solicit proxies by telephone or telegram or in person.

         The Company's principal executive offices are located at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215, and its telephone number is (614) 221-6000.

         The shares entitled to vote at the meeting consist of shares of common stock of the Company ("Common Stock") with each share entitling the holder of record to one vote. At the close of business on June 30, 1999, there were outstanding 6,041,829 shares of Common Stock.

         Under Delaware law and the Company's Bylaws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and withheld votes with respect to any matter will have the same legal effect as a vote against the matter.

                                 PROPOSAL 1 OF 1
                              ELECTION OF DIRECTORS
         At the meeting, eight (8) directors are to be elected to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the director nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by the Board of Directors.

         The enclosed form of proxy provides a means for stockholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by the Board of Directors. The shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         The Board of Directors has designated the following nominees, each of whom is presently a director of the Company:

     Name                    Age               Current Positions with Company
     ----                    ---               ------------------------------
Marvin D. Kantor             70                Chairman of the Board, Director

Sheldon A. Gold              56                President, Treasurer, Chief Executive Officer,
                                               Director, member of Audit Committee

Reed A. Martin               45                Executive Vice President, Chief Operating
                                               Officer and Director

Gerald M. Penn               62                Vice President of Medical Affairs, Director

Harold T. Kantor             66                Vice Chairman of the Board, Director

Paul H. Levine               59                Director, member of Audit Committee

Clemente Del Ponte           48                Director

David E. Fernie              51                Director, member of Audit Committee

The Board of Directors met one time in 1998, at which all members were present; the Audit Committee did not conduct a separate meeting in 1998.

The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table and the text following the table set forth certain information with respect to the Directors and Executive Officers (being all of the Directors of the Company, except for Mr. Levine Mr. Del Ponte and Mr. Fernie) of the Company. Each Director serves until the next Annual Meeting of Stockholders of the Company and until his successor is elected and qualifies, unless such Director resigns or dies prior thereto. Each Executive Officer serves at the pleasure of the Board.

              Name                    Age               Current Positions with Company
              ----                    ---               ------------------------------
         Marvin D. Kantor             70                Chairman of the Board, Director

         Sheldon A. Gold              56                President, Treasurer, Chief Executive Officer
                                                        Director, member of Audit Committee

         Reed A. Martin               45                Executive Vice President, Chief Operating
                                                        Officer and Director

         Charles R. Cicerchi          39                Vice President of Finance, Principal Financial
                                                        and Accounting Officer

         Gerald M. Penn               62                Vice President of Medical Affairs, Director

         Harold T. Kantor             66                Vice Chairman of the Board, Director

         Paul H. Levine               59                Director, member of Audit Committee

         Clemente Del Ponte           48                Director

         David E. Fernie              51                Director, member of Audit Committee

         Marvin D. Kantor has been Chairman of the Board since May 1988; prior to June 1993 he had also been President and Chief Executive Officer of the Company and W-B since May 1988. In addition, he is a Director of all of the Company's subsidiaries. He is a brother of Harold T. Kantor.

         Sheldon A. Gold is a certified public accountant and has been President and Chief Executive Officer of the Company since June 1993. Prior thereto and since March 1992 he had been Vice Chairman of the Board and since May 1988 he had been Executive Vice President, Treasurer, and Chief Financial and Accounting Officer of the Company. He again became Treasurer and Chief Financial and Accounting Officer of the Company in July 1992 until May, 1996. In addition, he has been a Director of the Company since May 1988. He has also been the President of W-B since June 1993, Executive Vice President between 1979 and June 1993, and Chief Financial and Accounting Officer of W-B from 1979 through May, 1996.

         Reed A. Martin, elected as a Director in May 1992, has since June 1993 been Executive Vice President and Chief Operating Officer, since May 1991 he had been a Senior Vice President of the Company supervising operations. Mr. Martin is a son-in-law of Marvin D. Kantor.

         Charles R. Cicerchi is a certified public accountant and has been Vice President of Finance since joining the Company in September, 1994. Prior thereto, he was Controller of Speer Industries, a mechanical contractor, where he was responsible for all accounting and treasury functions for the period 1990 to 1994. Since May, 1996 he has been the Principal Financial and Accounting Officer of the Company.

         Dr. Gerald M. Penn, M.D., Ph.D., was elected as a director on February 8, 1995 and became the Vice President of Medical Affairs of the Company on January 1, 1998. He serves on the stock option committee and also served on the audit committee through December 31, 1997. Dr. Penn was previously Chairman and Medical Director of the Department of Pathology at Grant Medical Center 1981-1996. Educated at The Ohio State University, Doctor Penn received his medical degree from the College of Medicine and a doctoral degree in biochemistry. He completed a pathology residency at University Hospital and postgraduate training at The Rockefeller University, New York, NY. He is board certified in clinical and anatomical pathology, immunopathology and hematopathology. He serves on the Board of Trustees of the Columbus Medical Association Foundation and is Secretary/Treasurer of that organization.

         Harold T. Kantor has been Vice-Chairman since June 1993 and a Director of the Company since May 1988. In addition, he has been Vice President of W-B since October 1985. He is a brother of Marvin D. Kantor.

         Paul H. Levine has been a Director since January, 1990 and serves on the audit and stock option committee. He is President of Nichols and Levine Asset Management, Inc., a registered investment advisor. Mr. Levine is an attorney and a certified public accountant and has been active in venture capital, investment banking and financial consulting since 1972. He is also a Director of Learning Technologies, Inc. and Bio-Catalytic Enterprises, Inc.

         Clemente Del Ponte was elected as a director on June 18, 1997. For a period in excess of five years he has been the managing director of McBridge Advisory, Ltd., an import/export consulting agency. Prior thereto, he was an independent consulting agent. Mr. Del Ponte resides in Lugano, Switzerland.

         David E. Fernie was elected as a director of the Company on July 30, 1998 and is a member of the Audit Committee. He has been Professor of Education at Ohio State University since 1984. Prior to that, he was Assistant Professor at the University of Houston. He received his Ed.D from the University of Massachusetts at Amherst, and his Bachelors degree in political theory from Harvard College.

EXECUTIVE COMPENSATION

         GENERAL. The following table sets forth the total annual compensation paid or accrued by the Company and its subsidiaries to or for the account of (i) the President (the chief executive officer) of the Company and (ii) for the Company's most highly compensated executive officers other than the chief executive officer who were serving as executive officers at December 31, 1998 and with respect to each of whom such compensation exceeded $100,000. The Chairman of the Board, Marvin D. Kantor, determines executive officer compensation including his own.

                                    SUMMARY COMPENSATION TABLE
                                    --------------------------
                                                                     LONG-TERM
                                                                     COMPENSATION
                                                                     ------------

                                            ANNUAL COMPENSATION      AWARDS
                                            -------------------      ------

                                                                     SECURITIES
                                                                     UNDERLYING
         NAME AND                                                    OPTIONS/        ALL OTHER
         PRINCIPAL POSITION         YEAR             SALARY          SARS (#)        COMP.($)**
         ------------------         ----             ------          --------        ----------
         Sheldon A. Gold,           1998           $ 175,384         25,000/0         $ 60,176
         President and Chief        1997             160,000            *               15,532
         Executive Officer          1996             150,000         50,000/0              --


         Marvin D. Kantor,          1998             152,885            *               65,028
         Chairman of the            1997             140,000            *               65,028
         Board                      1996             130,000            *               75,866

         Reed A. Martin             1998             104,519         25,000/0            4,644
         Executive Vice
         President and Chief
         Operating Officer

         ----------
         * Not applicable

         **Includes life insurance premiums paid by the Company for each of named persons (see Form 10-K Note 10). For the fiscal year ended December 31, 1998, the amounts paid by the Company for the benefit of each of the named person is:

                                      LIFE                MEDICAL
         NAME                       INSURANCE         REIMBURSEMENT (A)       TOTAL
         ----                       ---------         -----------------       -----
         Sheldon A. Gold            $ 31,064            $   29,112          $ 60,176
         Marvin D. Kantor             65,028                   --             65,028
         Reed A. Martin                4,644                   --              4,644

(A) Payments made by the Company that, other than for delinquency, would have been paid by the Company's medical plans.

         OPTIONS. The following table sets forth information respecting the grant by the Company of options to purchase shares of its Common Stock and other information related to options granted by the Company:

                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               -------------------------------------
                                            INDIVIDUAL GRANTS
                                            -----------------

                     NUMBER OF            % OF TOTAL
                     SECURITIES          OPTIONS/SARS       EXERCISE
                     UNDERLYING           GRANTED TO         OR BASE                   GRANT DATE
                     OPTIONS/SARS        EMPLOYEES IN        PRICE       EXPIRATION     PRESENT
NAME                  GRANTED (#)        FISCAL YEAR         ($/SH)         DATE        VALUE ($)
----                 ------------        ------------       --------        -----      -----------
Sheldon A. Gold      25,000/0               8.2%/0           1.3125       10/15/03      $ 32,813
Reed A. Martin       25,000/0               8.2%/0           1.3125       10/15/03        32,813


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                                                        VALUE OF
                                                   NUMBER OF           UNEXERCISED
                                                  UNEXERCISED         IN-THE-MONEY
                                                 OPTIONS/SARS AT      OPTIONS/SARS
                                                  FY-END-#SHRS         AT FY END-$
                     SHARES
                    ACQUIRED          VALUE      EXERCISABLE/         EXERCISABLE/
                   ON EXERCISE      REALIZED     UNEXERCISABLE        UNEXERCISABLE
                   -----------      --------     -------------        -------------
Sheldon A. Gold         0               0          75,000/0             $ 65,625
Reed A. Martin          0               0          35,000/0               13,125
--------------

All options held by Mr. Gold and Mr. Martin were exercisable at December 31,1998. 50,000 options held by Mr. Gold and 10,000 options held by Mr. Martin were "in-the-money". American Stock Exchange reported quotations for the Common Stock of the Company on December 31, 1998, are: high, $1.3125; low, $1.125; and close, $1.3125; such prices on March 1, 1999 are: high, $1.00; low, $.9375; and close, $1.00. The exercise price of the "in-the-money" options of Mr. Gold and Mr Martin is $.875 and the options expire on May 23, 2001.

         SPLIT-DOLLAR INSURANCE POLICIES. The following table sets forth information as of December 31, 1998, concerning split-dollar insurance policies on the lives of the named persons in the Summary Compensation Table (1):

                                      INITIAL FACE                      INSURANCE PREMIUMS
                                       AMOUNT OF                       ADVANCED IN EXCESS OF
         NAME OF INSURED (2)            POLICY             ISSUED         CASH VALUE (5)
         -------------------            ------             ------         --------------
         Marvin D. Kantor            $1,500,000      (3)  06/08/92           $ 411,000
         Sheldon A. Gold                375,000      (4)  09/11/86              73,000
         Reed A. Martin                 375,000      (3)  06/08/92              16,000

         The Company, pursuant to split-dollar agreements, has purchased life insurance on the lives of certain officers (including named persons in the Summary Compensation Table) and key employees on a "split-dollar" basis. The program is designed so that advances of premium payments (the "advances") the Company makes on behalf of each insured are collateralized by assignment of the related life insurance policy (i.e., the accumulated policy cash value and the policy death benefit).

         The insured person owns the policy and, with the consent of the Company, is permitted to borrow from the cash surrender value of the policy.

         Under the "split-dollar" agreements, the Company upon death or other separation from service of the insured receives the return of the advances from the death benefits or cash surrender value, if any, of the policy, as the case may be.

         The Company has represented its intention and obligation to maintain the policies. The individuals have enhanced the realization of these receivables by pledging a portion of their common stock ownership in the Company.

         ----------
         (1) See footnote to the Summary Compensation Table for information respecting Company premium payments for the fiscal year ended December 31, 1998.

         (2) The beneficiaries of all policies are the spouses of the insured.

         (3) The policy is an increasing death benefit policy (through use of dividends) and has replaced a previous universal life policy.

         (4) The policy is of the universal life nature, whereby the cash value is added to the face value at all times, including death.

         (5) Represents monies advanced by the Company in excess of cash value available in the policies.

         Compensation of Directors. Non-employee Directors of the Company receive $650 for each meeting of the Board of Directors of the Company which they attend and such Directors are also reimbursed for any expenses incurred. In addition, beginning January 1, 1995 all Non-Employee Directors are compensated $500 per month for serving as director of the Company. No additional amounts are paid for committee participation.

         In addition, Non-Employee Directors have been granted stock options under the Plan to purchase shares of Common Stock of the Company. "Non-Employee Directors" are defined in the Plan as Directors of the Company who are not also employees of the Company, who have served as Directors for twelve consecutive full months, and who at the end of such period are continuing to serve as Directors. The Plan also provides for a grant of additional stock options to each Director who received an option for 10,000 shares of Common Stock ("the Initial Option"), each of such additional options to provide for the purchase of an aggregate maximum of 1,000 shares of Common Stock of the Company at a price per share equal to the fair market value of the Common Stock of the Company on the date of grant, subject to anti-dilution provisions, one of such additional options to be granted on each successive anniversary of the date of grant of the Initial Option, provided that such Director continues on such anniversary to be a Non-Employee Director. Pursuant to the Second Amendment of the Stock Option Plan, on each fifth anniversary of receiving the initial 10,000 stock option, such Non-Employee director will receive an option for 10,000 shares instead of 1,000 shares. Each of the stock options set forth in the chart below are exercisable commencing on the date of grant and ending on the fifth anniversary of such date. None of the options set forth in the chart below have been exercised. All of the options are subject to anti-dilution provisions. The following table illustrates the options issued as discussed above.

                                DATE OF     SHARES SUBJECT     OPTION
NON-EMPLOYEE DIRECTOR            GRANT        TO OPTION         PRICE
---------------------            -----        ---------         -----
Paul H. Levine                 07/11/94         1,000          $0.6875
Paul H. Levine                 07/11/95         1,000           0.4375
Paul H. Levine                 07/11/96         1,000           0.875
Paul H. Levine                 07/11/97         1,000           1.1875
Paul H. Levine                 07/30/98        10,000           1.375
Gerald M. Penn                 02/01/95        10,000           0.375
Gerald M. Penn                 02/01/96         1,000           0.375
Gerald M. Penn                 02/01/97         1,000           1.435
Gerald M. Penn                 02/01/98         1,000           1.25
Clemente Del Ponte             10/16/98        10,000           1.3125

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below presents as of June 30, 1999, certain information (1) with respect to any person (including any "group" as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities and (2) as to each class of equity securities of the Company or any of its parents or subsidiaries, other than directors' qualifying shares, beneficially owned by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.

                                                       AMOUNT AND NATURE AND         PERCENT
TITLE OF CLASS                 NAME                    BENEFICIAL OWNERSHIP (1)     OF CLASS (2)
--------------                 ----                    ------------------------     ------------
Common Stock          Marvin D. Kantor                         895,820                  14.23%
                      Two Nationwide Plaza
                      Suite 760
                      Columbus, Ohio  43215

Common Stock          Harold T. Kantor                         297,475 (3)               4.73%

Common Stock          Sheldon A. Gold                          117,625 (4)               1.87%

Common Stock          Reed A. Martin                            40,024 (5)                  -

Common Stock          Charles R. Cicerchi                       30,675 (6)                  -

Common Stock          Paul H. Levine                            14,500 (7)                  -

Common Stock          Dr. Gerald M. Penn                        21,000 (8)                  -

Common Stock          Clemente Del Ponte                       668,200 (9)              10.62%
                      Dollard House
                      Wellington Quay
                      Dublin 2 Ireland

Common Stock          David E. Fernie                              200                      -

Common Stock          All Directors and                      2,085,519 (10)              33.14%
                      Executive Officers
                      As a Group
                      (9 persons)

Common Stock          Gerald F. Schroer                         413,800 (11)              6.57%
                      25109 Detroit Road
                           Westlake, Ohio  44145

         ----------
         (1) The individuals named have direct ownership and sole voting and investment power, except as otherwise indicated.
         (2) Percent of class shown net of treasury shares (see (10) below). Except otherwise indicated, shares owned by the individuals named represent less than 1% of the outstanding shares of Common Stock of the Company.
         ----------
         (Footnotes continued on following page)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         MHK Corp., of which Marvin D. Kantor and Harold T. Kantor are the sole shareholders, has incurred indebtedness to the Company. The largest amount of such indebtedness outstanding in 1998 was $796,561; 1997 was $799,718; 1996 was $809,435;. During April 1999, the Company revised, effective January 1, 1999, all obligations due from MHK into a single promissory note ($790,600 at December 31, 1998) providing for monthly payments effective of $9,180, including interest at 7% per annum. Through February 28, 1999, interest of $7,000 had been received, leaving a principal balance of $790,600 an accrued interest of $2,200. The April 1999 revision of the obligations includes a commitment to achieve a current status by the end of 1999. Also, the Company has received additional collateral and a commitment from one of the principals, a Company officer and director, to provide personal payments of $3,000 per month toward the MHK obligation. Interest at 9% totaling $20,000, $68,328 and $61,823 has been charged through December 31, 1998, 1997 and 1996 respectively.

         A significant portion of this indebtedness arose, effective January 1, 1995 when the Company sold the operating assets of a subsidiary's retail liquor store and two lounges in Florida to MHK Corp. The purchase price was equivalent to the net book value of the net assets which totaled $574,949 as adjusted for certain 1995 transactions. The remainder of the debt is attributable to loans made to MHK Corp. for accrued interest and working capital in 1995 and 1996. Collateral for indebtedness includes the operating assets of MHK Corp. and additional commercial real estate property owned by the Kantors in Dayton, Ohio (see Form 10-K Note 11B).

         The President and CEO of the Company, Mr. Sheldon Gold, has incurred borrowings from the Company. The largest amount of such indebtedness outstanding in 1998 was $213,000; 1997 was $243,412; and 1996 was
         $243,412;. On February 28, 1999, the amount of such indebtedness was $196,600. No interest is paid or charged on such indebtedness. The President/CEO has granted collateral to the Company to enhance the realization of the indebtedness, in the form of stock in the Company and a residential mortgage. The loan is evidenced by a promissory note providing for minimum annual payments of $15,000,as amended (see Form 10-K Note 10C).

         Certain executive officers and directors of the Company are limited partners owning less than an aggregate 10% interest in Wendt-Bristol Diagnostics Company L.P. A subsidiary of W-B is the general partner of Wendt-Bristol Diagnostics Company L.P.

         ----------
         (Footnotes continued form previous Page)

         (3) Includes 75,000 shares which Mr. Kantor may acquire by exercising options granted to him under the Company's Stock Option Plan.

         (4) Includes 75,000 shares of Common Stock which Mr. Gold may acquire by exercising options granted to him under the Company's Stock Option Plan.

         (5) Includes 35,000 shares of Common Stock which Mr. Martin may acquire by exercising options granted to him under the Company's Stock Option Plan.

         (6) Includes 30,000 shares of Common Stock which Mr. Cicerchi may acquire by exercising options granted under the Company's Stock Option Plan.

         (Footnotes continued from previous page)

         (7) Includes 14,000 shares of Common Stock which Mr. Levine may acquire by exercising options granted under the Company's Stock Option Plan.

         (8) Includes 13,000 shares of Common Stock which Dr. Penn may acquire by exercising options granted under the Company's Stock Option Plan.

         (9) Includes 10,000 shares of Common Stock which Mr. Del Ponte may acquire by exercising options granted to him under the Company's Stock Option Plan. The remainder of the shares are in the record name of McBridge Advisory, Ltd. of which Mr. Del Ponte is the managing director of said company.

         (10) Includes 252,000 shares which may be acquired by exercise of options granted under the Company's Stock Option Plan.

         (11)     Pursuant to a July 6, 1998 letter received from Mr. Schroer.

         --------------------

                               PERFORMANCE GRAPHS

This chart graphs the Company's performance in the form of cumulative total return to shareholders from December 31, 1993 until December 31, 1998 in comparison to Standard and Poor's 500 and Standard and Poor's 500 Healthcare Composite index.


                              [PERFORMANCE GRAPH]


                                             ANNUAL RETURN PERCENTAGE
                                                   YEARS ENDING
                                    ------------------------------------------

COMPANY/INDEX                       DEC 94   DEC 95   DEC 96   DEC 97   DEC 98
-------------                       ------   ------   ------   ------   ------
Wendt-Bristol Health Svc Corp       (41.73)   28.60   166.90   (16.67)    4.96
Health Care - 500                    13.12    57.85    20.75    43.72    44.22
S & P 500 Index                       1.32    37.58    22.96    33.36    28.58


                                          INDEXED RETURNS
                                           YEARS ENDING
                        ----------------------------------------------------
                         BASE
                        PERIOD
COMPANY/INDEX           DEC 93    DEC 94   DEC 95   DEC 96   DEC 97   DEC 98
-------------           ------    ------   ------   ------   ------   ------
Wendt-Bristol Health
Svc Corp                  100      58.27    74.93   200.00   166.67   174.93
Health Care - 500         100     113.12   178.55   215.61   309.86   446.87
S & P 500 Index           100     101.32   139.40   171.40   228.59   293.91

                              SELECTION OF AUDITORS

         The firm of Hausser + Taylor has been the independent auditors since 1992 based upon the recommendation of the Audit Committee. A representative of Hausser + Taylor will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by January 15, 2000. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

         The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgement.

         You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                         BY ORDER OF THE BOARD OF DIRECTORS

Columbus, Ohio                           Sandra W. Weber, Secretary
July 19, 1999

PROXY
                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the 1998 Annual Report on Form 10-K and the Notice of Annual Meeting of Stockholders of The Wendt-Bristol Health Services Corporation (the "Company") to be held at 921 Jasonway Avenue, Columbus, Ohio 43214 on August 20, 1999 beginning at 9:00 a.m., Columbus time, and the Proxy Statement in connection therewith; and (2) appoints Marvin D. Kantor and Sheldon A. Gold, and each of them, his proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

   The undersigned directs that his proxy be voted as
   follows:
   1.  ELECTION OF DIRECTORS:
       [ ] AUTHORITY to vote for all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all the nominees listed
           (except as marked to the contrary below)            below.
       NOMINEES: Marvin D. Kantor, Harold T. Kantor, Sheldon A. Gold, Reed A. Martin, Paul H. Levine, Gerald M. Penn,
       Clemente Del Ponte, and David E. Fernie
       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

       ----------------------------------------------------------------------------------------------------------------

                  (Continued and to be signed on reverse side)

                          (Continued from other side)

   2.  IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
       This proxy will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of Director nominees named in item 1 above.

    The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

    If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall together exercise all of the powers hereby given.

    Please date, sign, and mail this proxy in the enclosed envelope. No postage is required.
                                           Dated:  _____________________ , 199__

                                                   -----------------------------
                                                     Signature of Stockholder

                                                   -----------------------------
                                                     Signature of Stockholder

                                                    Please date this proxy and
                                                   sign your name exactly as it
                                                   appears at the left. Where
                                                   there is more than one owner,
                                                   each should sign. When
                                                   signing as an attorney,
                                                   administrator, executor,
                                                   guardian or agent, please add
                                                   your title as such. If
                                                   executed by a corporation,
                                                   the proxy should be signed by
                                                   a duly authorized officer.